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                                                                    EXHIBIT 23.1

INDEPENDENT AUDITORS' CONSENT

We consent to the incorporation by reference in this Registration Statement of Salton, Inc. on Form S-3 of our report dated September 3, 1999, appearing in the Annual Report on Form 10-K of Salton, Inc. for the year ended June 26, 1999. We also consent to the reference to us under the heading "Experts" in such Prospectus, which is part of this Registration Statement.

                                                 /s/ DELOITTE & TOUCHE LLP

Chicago, Illinois
December 8, 1999